Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	484.50
Total Transaction Valuation	3,508,318.05
Total Offset Amount	0.00
Net Fee	$ 484.50